SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): March 6, 1998



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                        1-9026                 76-0011617
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
    of Incorporation)                                      Identification No.)




             20555 SH 249                                        77070
            HOUSTON, TEXAS                                     (Zip Code)
(Address of Principal Executive Offices)


             ----------------------------------------------------
                                (281) 370-0670

             (Registrant's telephone number, including area code)
             ----------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.     OTHER EVENTS.

1.     In a release dated March 6, 1998, Compaq Computer Corporation (NYSE:
CPQ) announced that its first quarter 1998 sales are expected to be about the same as those for the first quarter of 1997 and that earnings are expected to break even.

2.     In a release dated March 9, 1998, Compaq Computer Corporation (NYSE:
CPQ) and Digital Equipment Corporation (NYSE: DEC) announced that they each received a request for additional information from the Federal Trade Commission in connection with Compaq's pending acquisition of Digital.


ITEM 7.  EXHIBITS.

Exhibit 99.1          News Release dated March 6, 1998.

Exhibit 99.2          News Release dated March 9, 1998.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             COMPAQ COMPUTER CORPORATION




Dated: March 9, 1998                         By: /s/ Linda S. Auwers
                                                --------------------------
                                                Linda S. Auwers
                                                Vice President and
                                                Associate General Counsel

                     INDEX TO EXHIBITS


EXHIBIT NO.            DESCRIPTION


Exhibit 99.1           News Release dated March 6, 1998


Exhibit 99.2           News Release dated March 9, 1998